Exhibit 99.2
State Court National Prescription Opiate Litigation Case Citations as of November 23, 2018.
Delaware Cty., Pa. v. Purdue Pharma L.P., et al., Pa. Ct. of Comm. Pleas, Del. Cty., 11/14/2018; Meigs Cty., Ohio v. Cardinal Health, Inc., et al., Ohio Ct. of Comm. Pleas, Meigs Cty., 11/8/2018; Washington Cty., Ohio, et al. v. Cardinal Health, Inc., et al., Ohio Ct. of Comm. Pleas, Washington Cty., 11/7/2018; City of Findlay v. Purdue Pharma L.P., et al., Ohio Ct. of Comm. Pleas, Hancock Cty., 11/14/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 18th Dist. Ct., 11/2/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Suffolk v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Cty. of Nassau v. Purdue Pharma L.P., et al., N.Y. Super. Ct., Suffolk Cty., 10/23/2018; Pleasants Cty. Comm'n, et al. v. Mylan Pharms., et al., W. Va. Cir. Ct., Pleasants Cty., 10/3/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Comm. Pleas, Cty. of Bamberg, 9/13/2018; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Comm. Pleas, Cty. of Barnwell, 9/13/2018; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 8/23/2018; City of Fitchburg v. Purdue Pharma L.P., et al., Mass. Super. Ct., Middlesex Cty., 8/21/2018; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, York Cty., 8/15/2018; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Laurens Cty., 8/14/2018; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Union Cty., 8/2/2018; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Cherokee Cty., 8/2/2018; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Oconee Cty., 7/26/2018; Chesterfield Cty. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 4th Jud. Cir., 7/11/2018; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 6th Jud. Cir., 7/3/2018; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 7/3/2018; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 7/3/2018; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/25/2018; Cty. of Kershaw, et al. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 5th Jud. Cir., 6/25/2018; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/20/2018; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 6/19/2018; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir.; 6/19/2018; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 6/18/2018; Pickens Cty. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 13th Jud. Cir., 6/14/2018; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, Anderson Cty., 6/6/2018; The People of the State of Illinois, the People of Union Cty., et al. v. Purdue Pharma L.P., et al., Ill. Cir. Ct., Cook Cty., 4/18/2018; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 3/5/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017.